Summary Prospectus
September 30, 2016
Share Class	Ticker
Premier	FTFXX
Beginning on or about October 14, 2016, the Fund will be a “Floating Net Asset Value” Money Market Fund. The Share Price will fluctuate. It is possible to lose money by investing in the Fund.
Federated Institutional Tax-Free Cash Trust
(formerly, Federated Tax-Free Trust)

A Portfolio of Money Market Obligations Trust

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated September 30, 2016, are incorporated by reference into this Summary Prospectus.

A money market mutual fund seeking to provide dividend income exempt from federal regular income taxes while seeking relative stability of principal by investing in a portfolio of high-quality, tax-exempt securities maturing in 7 days or less.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured
May Lose Value
No Bank Guarantee

Fund Summary Information–Premier Shares
Federated Institutional Tax-Free Cash Trust (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide dividend income exempt from federal regular income taxes while seeking relative stability of principal.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Premier Shares (PRM) of the Fund.
Shareholder Fees (fees paid directly from your investment)	PRM
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses	0.35%[1]
Total Annual Fund Operating Expenses	0.55%
Fee Waivers and/or Expense Reimbursements[2]	(0.39)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.16%
1	The Fund may incur or charge certain service fees (shareholder services/account administration fees) of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the Fund. The Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the “Trustees”).
2	Under the investment advisory contract, the Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws, expenses of withholding taxes and extraordinary expenses exceed (after voluntary waivers and reimbursements) 0.45% of the Fund's PRM class average daily net assets. In addition, effective October 1, 2016, the Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's PRM class (after the voluntary waivers and/or reimbursements) will not exceed 0.15% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are based on the contractual limitation as described above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$52
3 Years	$164
5 Years	$285
10 Years	$640
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund invests primarily in a portfolio of high-quality, tax-exempt securities maturing in 7 days or less. The Fund will invest its assets so that, distributions of annual interest income are exempt from federal regular income tax. The Fund's investment adviser (“Adviser”) also normally will invest the Fund's assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals and corporations (AMT), such that, distributions of annual interest income are also exempt from the AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT or other tax-exempt securities or there are advantageous market conditions, or if there are changes in the tax laws relating to AMT), to pursue the Fund's investment objective, the Adviser may leave a portion of the Fund's assets uninvested, or may invest the Fund's assets in securities the interest from which may be subject to AMT, state and/or federal income tax. These acquisitions may occur in the ordinary course or in connection with Fund reorganization transactions (i.e., transactions in which the Fund acquires the portfolio securities of other mutual funds) or another event or circumstance. The Fund's Adviser actively manages the Fund's portfolio, seeking to limit the credit risk taken by the Fund and to select investments with appropriate risk-adjusted returns.
Prior to November 16, 2015, the Fund invested primarily in a portfolio of high quality, tax-exempt securities maturing in 397 days or less. Beginning on November 16, 2015, the Fund began gradually reducing its effective maturity. The Fund has fully transitioned its portfolio and now invests only in investments maturing in 7 days or less.
Although the Fund is a money market fund, beginning on or about October 14, 2016, the net asset value (NAV) of the Fund's shares will “float,” fluctuating with changes in the values of the Fund's portfolio securities. Although the Fund will, on or about October 14, 2016, be a floating net asset value money market fund and its share price will fluctuate, by investing in high quality securities with maturities of 7 days or less, typically maintaining a weighted average portfolio maturity of approximately 7 days or less and using amortized cost to value such securities when available, the Fund seeks to minimize the volatility of its NAV.
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. The types of securities in which the Fund may principally invest include: (a) tax-exempt securities such as the following types, some of which may be subject to credit enhancement: variable rate demand instruments, municipal notes, general obligation bonds, special revenue bonds, private activity bonds, and tax-exempt commercial paper; and (b) interests in securities of other investment companies.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”).
Under normal circumstances, the Fund will invest its assets so that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in securities the income of which will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.
What are the Main Risks of Investing in the Fund?
On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. Under these amendments, by October 14, 2016, money market funds that are designated as “institutional” money market funds will be required to utilize current market-based prices (except as otherwise permitted to value individual portfolio securities with remaining maturities of 60 days or less at amortized cost in accordance with SEC guidance) to value their portfolio securities and transact at a floating net asset value (NAV) that uses four-decimal-place precision ($1.0000), rather than utilize amortized cost accounting and transact at a stable $1.00 net asset value as they are permitted to do prior to October 14, 2016. In addition, the Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event the Fund's weekly liquid assets were to fall below a designated threshold, if the Fund's Board determines such liquidity fees or redemption gates are in the best interest of the Fund.
The Fund is expected to operate as an institutional money market fund and will be required to transact at a floating NAV. It is currently anticipated that such transition will occur on or about October 14, 2016. Until such time, it is currently expected that the Fund will continue to utilize amortized cost accounting and transact at a stable $1.00 NAV.
As an institutional money market fund, the Fund will not be limited to institutional investors, but will continue to be available to retail investors as well.

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund's NAV, delay the payment of redemptions by the Fund, or reduce the Fund's returns include:
■	Tax-Exempt Securities Risk. The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities.
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.
■	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in one or more markets in which the Fund invests. Economic, political and financial conditions may, from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects.
■	Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The longer the maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■	Sector Risk. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by businesses with similar characteristics or by issuers located in the same state. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.
■	Tax Risk. In order to be tax exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The Fund may invest in securities whose interest is subject to state tax, federal regular income tax or AMT. Consult your tax professional for more information.

■	Liquidity Risk. Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
■	Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit.
■	Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the yield of the securities purchased is less than that of the securities already in the Fund's portfolio, or if the Fund holds cash, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
■	Risk Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
Beginning on or about October 14, 2016, under existing SEC guidance, the Fund will value its individual portfolio securities with remaining maturities of 60 days or less using its amortized cost price when such price is approximately the same (as determined by policies adopted by the Fund's Board) as its fair market price (“shadow price”). If a security's shadow price is not approximately the same as its amortized cost price, the Fund will generally use the shadow price to value that security. In such cases, the use of the shadow price could cause the Fund's NAV to fluctuate. See “Floating Net Asset Value Money Market Risk” below.
■	Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary.

■	Floating Net Asset Value Money Market Risk. Beginning on or about October 14, 2016, the Fund will not maintain a constant NAV per share. At such time, the value of the Fund's shares will be calculated to four decimal places and will fluctuate reflecting the value of the portfolio of investments held by the Fund. It is possible to lose money by investing in the Fund.
■	Fees & Gates Risk. The Fund has adopted policies and procedures such that beginning October 14, 2016, the Fund will be able to impose liquidity fees on redemptions and/or temporarily suspend redemptions for up to 10 business days in any 90 day period in the event that the Fund's weekly liquid assets were to fall below a designated threshold, subject to a determination by the Fund's Board that such a liquidity fee or redemption gate is in the Fund's best interest. If the Fund's weekly liquid assets fall below 30% of its total assets, the Fund may impose liquidity fees of up to 2% of the value of the shares redeemed and/or temporarily suspend redemptions, if the Board, including a majority of the independent Trustees, determines that imposing a liquidity fee or temporarily suspending redemptions is in the Fund's best interest. In addition, if the Fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board, including a majority of the independent Trustees, determines that imposing such fee is not in the best interests of the Fund.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
BEFORE OCTOBER 14, 2016
You could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
EFFECTIVE OCTOBER 14, 2016
You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares, they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's PRM class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The Fund's PRM class total return for the six-month period from January 1, 2016 to June 30, 2016, was 0.07%.
Within the periods shown in the bar chart, the Fund's PRM class highest quarterly return was 0.83% (quarter ended June 30, 2007). Its lowest quarterly return was 0.00% (quarter ended September 30, 2015).
Average Annual Total Return Table
The following table represents the Fund's PRM class Average Annual Total Returns for the calendar period ended December 31, 2015.
Calendar Period	Fund
1 Year	0.02%
5 Years	0.01%
10 Years	0.89%
The Fund's PRM class 7-Day Net Yield as of December 31, 2015, was 0.00%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

FUND MANAGEMENT
The Fund's Investment Adviser is Federated Investment Management Company.
Purchase and Sale of Fund Shares
The minimum initial investment amount for the Fund's PRM class is generally $5 million and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
October 7, 2016, is the last trade date exchanges between the Fund and another Federated fund will be permitted.
TAX INFORMATION
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund's dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts. Income from the Fund also may be subject to AMT.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Institutional Tax-Free Cash Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-5950
CUSIP 60934N666
Q450415 (9/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.